                                                                  EXHIBIT 24(b)


                                POWER OF ATTORNEY

         Each of the undersigned does hereby appoint Celia A. Colbert and Kenneth C. Frazier, and each of them severally, to be his or her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of Merck & Co., Inc., or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock which may be purchased under the Rosetta Inpharmatics, Inc. 1997 Stock Plan, the Rosetta Inpharmatics, Inc. 2000 Stock Plan and the Rosetta Inpharmatics, Inc. 2000 Directors' Stock Option Plan, covered by this Registration Statement, including amendments thereto and all other documents in connection therewith.

         IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of July, 2001.


                                               MERCK & CO., INC.


                                     By:       /s/ Raymond V. Gilmartin
                                               ---------------------------------
                                               Raymond V. Gilmartin
                                               Chairman of the Board, President
                                               & Chief Executive Officer


                                               /s/ Judy C. Lewent
                                               ---------------------------------
                                               Judy C. Lewent
                                               Executive Vice President & Chief
                                               Financial Officer
                                               (Principal Financial Officer)


                                               /s/ Richard C. Henriques, Jr.
                                               ---------------------------------
                                               Richard C. Henriques, Jr.
                                               Vice President, Controller
                                               (Principal Accounting Officer)



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
                                    DIRECTORS




/s/ Lawrence A. Bossidy                             /s/ William N. Kelley
----------------------------                        ----------------------------
Lawrence A. Bossidy                                 William N. Kelley, M.D.


/s/ William G. Bowen                                /s/ Heidi G. Miller
----------------------------                        ----------------------------
William G. Bowen, Ph.D.                             Heidi G. Miller


/s/ Erskine B. Bowles                               /s/ Edward M. Scolnick
----------------------------                        ----------------------------
Erskine B. Bowles                                   Edward M. Scolnick, M.D.


/s/ Johnnetta B. Cole                               /s/ Thomas E. Shenk
----------------------------                        ----------------------------
Johnnetta B. Cole, Ph.D.                            Thomas E. Shenk, Ph.D.


/s/ Niall FitzGerald                                /s/ Anne M. Tatlock
----------------------------                        ----------------------------
Niall FitzGerald                                    Anne M. Tatlock


/s/ William B. Harrison, Jr.                        /s/ Samuel O. Thier
----------------------------                        ----------------------------
William B. Harrison, Jr.                            Samuel O. Thier, M.D.



                                       17